UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 4, 2011
M & F WORLDWIDE CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13780	02-0423416

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
35 East 62nd Street, New York, New York 10065

(Address of Principal Executive Offices) (Zip Code)
212-572-8600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
     On March 4, 2011, M & F Worldwide Corp. (the “Company”) reported its results for the fourth quarter and year ended December 31, 2010. The Company’s results are discussed in detail in the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press release issued by the Company on March 4, 2011 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M & F WORLDWIDE CORP.
By:	/s/ Michael C. Borofsky
	Name:	Michael C. Borofsky
	Title:	Senior Vice President

Date: March 4, 2011

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press release issued by the Company on March 4, 2011 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

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